Exhibit 99.1
Cardlytics Announces Launch of Offering of $500 million of Shares of Common Stock
ATLANTA, March 01, 2021 - Cardlytics, Inc. (NASDAQ: CDLX), an advertising platform in banks’ digital channels, today announced that it has commenced an underwritten public offering of $500 million of shares of common stock. All of the shares of common stock to be sold in the offering will be offered by Cardlytics. In addition, Cardlytics expects to grant the underwriters a 30-day option to purchase up to an additional $75 million of shares of common stock at the public offering price, less underwriting discounts and commissions. The offering is subject to market conditions, and there can be no assurance as to whether or when the offering may be completed, or as to the actual size or terms of the offering.
BofA Securities and J.P. Morgan are acting as joint book-running managers and representatives of the underwriters for the offering. Wells Fargo Securities is also acting as a book-running manager for this offering. Raymond James is acting as a manager for the offering.
A registration statement (including a base prospectus) and a preliminary prospectus supplement relating to these securities have been filed with the Securities and Exchange Commission (the “SEC”). The registration statement became effective on March 1, 2021. The offering is being made only by means of a prospectus supplement (including the accompanying base prospectus), copies of which may be obtained from BofA Securities, Inc., 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001, Attention: Prospectus Department, or by email at dg.prospectus_requests@bofa.com; or J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or telephone at 866-803-9204 or email at prospectus-eq_fi@jpmchase.com.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
About Cardlytics
Cardlytics (NASDAQ: CDLX) is an advertising platform in banks’ digital channels. We partner with financial institutions to run their banking rewards programs that promote customer loyalty and deepen banking relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, Cardlytics has offices in London, New York, San Francisco, and Visakhapatnam.
Forward Looking Statements
This press release includes certain disclosures which contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements regarding Cardlytics’ expectations regarding the proposed public offering. The words “anticipate,” “expect,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on Cardlytics’ current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements include risks related to market conditions and other factors that are set forth in Cardlytics’ filings with the SEC, including Cardlytics’ Annual Report on Form 10-K for the year ended December 31, 2020 and other filings Cardlytics makes with the SEC from time to time, under the caption “Risk Factors.” The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Exhibit 99.1
Contacts:
Public Relations:
Angie Amberg
Cardlytics, Inc.
aamberg@cardlytics.com

Investor Relations:
William Maina
ICR, Inc.
(646) 277-1236
ir@cardlytics.com